Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

FIXED INCOME SHARES (FISH)

Supplement dated December 31, 2007

to the

Prospectus dated May 15, 2007

and to the

Statement of Additional Information dated March 1, 2007

Disclosure Relating to FISH: Series C

The second sentence in the second paragraph of the section titled “Principal Investments and Strategies” in the Portfolio Summary relating to FISH: Series C in the Prospectus is deleted and replaced with the following sentence:

The Portfolio may invest without limit in foreign (non-U.S.) currencies and securities denominated in foreign (non-U.S.) currencies. The Portfolio may also invest without limit in U.S. dollar denominated securities of foreign issuers.

Disclosure Relating to FISH: Series R

The second sentence in the third paragraph of the section titled “Principal Investments and Strategies” in the Portfolio Summary relating to FISH: Series R in the Prospectus is deleted and replaced with the following two sentences:

The Portfolio may invest without limit in foreign (non-U.S.) currencies and securities denominated in foreign (non-U.S.) currencies. The Portfolio may also invest without limit in U.S. dollar denominated securities of foreign issuers.

The last sentence of the same paragraph is deleted.

Effective December 31, 2007, Mihir Worah is replacing John B. Brynjolfsson as principal portfolio manager of the Portfolio. Therefore, the section titled “Management of the Portfolios—Individual Portfolio Manager” providing information with respect to John B. Brynjolfsson’s management of the Portfolio is deleted, and is replaced by the following:

Mihir Worah, an Executive Vice President of PIMCO, is primarily responsible for the day-to-day management of the FISH: Series R Portfolio. Mr. Worah joined PIMCO in 2001 and has been the primary portfolio manager since December 2007.

Disclosure Relating to All Portfolios

The final sentence in the section titled “Foreign (non-U.S.) Currencies” under “Characteristics and Risks of Securities and Investment Techniques” in the Prospectus is deleted.

In addition, corresponding changes are made throughout the remainder of the Prospectus and in the Statement of Additional Information to reflect the investment policies of FISH: Series C and FISH: Series R described above.

Disclosure Changes to the Statement of Additional Information

Information regarding other accounts managed by primary portfolio managers of the Portfolios in the section titled “Management of the Trust” in the Statement of Additional Information is revised to delete references to Mr. Brynjolfsson, and to add the following information relating to Mr. Worah:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Worah
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	10	$2,134	0	N/A
Other Accounts	32	$9,325	9	$1,008

In addition, the statement of securities ownership by primary portfolio managers in the same section of the Statement of Additional Information is revised to reflect that, as of November 30, 2007, Mr. Worah was not a beneficial owner of shares of FISH: Series R.